                                                                       10-K 1999
                                                                  Exhibit 24 (j)

                               Power of Attorney
                               -----------------

          Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1999, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


___________________________________      _______________________________________
 Don E. Ackerman                          William T. McCormick, Jr.
 Director                                 Director

___________________________________      _______________________________________
 D. Euan Baird                            Didier Primat
 Director                                 Director
 Chairman, President
 and Chief Executive Officer

___________________________________      _______________________________________
 John Deutch                              Nicolas Seydoux
 Director                                 Director

                                                         /s/
___________________________________      ---------------------------------------
 Victor E. Grijalva                       Linda G. Stuntz
 Director                                 Director
 Vice Chairman

___________________________________      _______________________________________
 Denys Henderson                          Sven Ullring
 Director                                 Director

___________________________________      _______________________________________
 Andre Levy-Lang                          Yoshihiko Wakumoto
 Director                                 Director

   Date:    January 18, 2000
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